                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-1236

                            SCUDDER TOTAL RETURN FUND
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Total Return Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I and R shares are not subject to sales charges.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 and for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the Scudder Total Return Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Total Return Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	3.39%	12.56%	-1.71%	-.59%	7.26%
Class B	2.90%	11.51%	-2.63%	-1.49%	6.25%
Class C	2.93%	11.62%	-2.55%	-1.44%	6.34%
Class R	2.98%	11.97%	-2.06%	-.91%	6.94%
S&P 500 Index+	6.27%	22.88%	-2.36%	-2.26%	11.36%
Russell 1000 Growth Index++	4.14%	21.65%	-5.93%	-6.37%	9.61%
Lehman Brothers Aggregate Bond Index+++	1.25%	1.82%	6.65%	6.66%	7.34%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Total Return Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class I	3.67%	13.06%	-1.35%	-.25%	7.33%
S&P 500 Index+	6.27%	22.88%	-2.36%	-2.26%	10.14%
Russell 1000 Growth Index++	4.14%	21.65%	-5.93%	-6.37%	7.84%
Lehman Brothers Aggregate Bond Index+++	1.25%	1.82%	6.65%	6.66%	6.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized
* Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R
Net Asset Value: 4/30/04	$ 8.65	$ 8.65	$ 8.63	$ 8.67	$ 8.66
10/31/03	$ 8.44	$ 8.44	$ 8.42	$ 8.45	$ 8.44
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .08	$ .03	$ .04	$ .09	$ .06

Class A Lipper Rankings - Balanced Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	385	of	534	72
3-Year	380	of	441	86
5-Year	290	of	366	80
10-Year	97	of	132	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Total Return Fund - Class A [] S&P 500 Index+ [] Russell 1000 Growth Index++ [] Lehman Brothers Aggregate Bond Index+++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Total Return Fund		1-Year	3-Year	5-Year	10-Year	Life of Class*
Class A	Growth of $10,000	$10,609	$8,949	$9,151	$18,990	-
	Average annual total return	6.09%	-3.63%	-1.76%	6.62%	-
Class B	Growth of $10,000	$10,851	$9,053	$9,199	$18,338	-
	Average annual total return	8.51%	-3.26%	-1.66%	6.25%	-
Class C	Growth of $10,000	$11,162	$9,253	$9,303	$18,489	-
	Average annual total return	11.62%	-2.55%	-1.44%	6.34%	-
Class R	Growth of $10,000	$11,197	$9,394	$9,554	$19,561	-
	Average annual total return	11.97%	-2.06%	-.91%	6.94%	-
Class I	Growth of $10,000	$11,306	$9,602	$9,878	-	$18,672
	Average annual total return	13.06%	-1.35%	-.25%	-	7.33%
S&P 500 Index+	Growth of $10,000	$12,288	$9,307	$8,920	$29,341	$23,473
	Average annual total return	22.88%	-2.36%	-2.26%	11.36%	10.14%
Russell 1000 Growth Index++	Growth of $10,000	$12,165	$8,324	$7,195	$25,030	$19,472
	Average annual total return	21.65%	-5.93%	-6.37%	9.61%	7.84%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$10,182	$12,129	$13,803	$20,313	$18,091
	Average annual total return	1.82%	6.65%	6.66%	7.34%	6.94%

The growth of $10,000 is cumulative.

* Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.
+++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Equity Portfolio Manager Julie M. Van Cleave and Lead Bond Portfolio Manager Gary Bartlett discuss the market environment and the fund's performance for the six-month period ended April 30, 2004.

Q: How would you describe the investment environment during the six months ended April 30, 2004?

A: The markets continued to show signs of improvement in the six months ended April 30, 2004, as we saw robust economic growth, strong corporate earnings and a resilient consumer. And despite worries to the contrary, interest rates remained at low levels. More recently, we've begun to receive increasingly positive employment data. Geopolitical events, however, caused the market to pause on several occasions as the continued conflict in Iraq heightened anxiety worldwide. On the economic front, rising commodity prices, such as oil and steel, began to feed inflation fears.

Fortunately for the equity market, the net result was that the positive outweighed the negative, as both the equity market in general and the fund's benchmark indices posted solid gains over the time period.

Performance was driven by a variety of sectors, as the market broadened considerably from the initial stages of the rebound. Energy, materials, telecom and financials proved to be the best-performing sectors over this time period, while traditional growth pacesetters, such as technology and health care, lagged the market.

Large-cap and small-cap stocks were essentially even for the period as the S&P 500 and Russell 2000 indices were up 6.27% and 6.54%, respectively.1,2 US value stocks (companies thought to be underpriced) solidly outperformed growth stocks (companies thought to have strong earnings or revenue potential) as the 8.15% return of the Russell 1000 Value Index outdistanced the 4.14% return of the Russell 1000 Growth Index.3,4 In a departure from most of 2003 when lower-quality companies thrived in the speculative market environment, we have seen a rotation back to higher-quality companies. Therefore, for the six months ended April 30, lower-quality companies, those with a Standard & Poor's common stock rating of C or D, proved, in aggregate, to be the worst performers. This underperformance was most dramatic over the last three months as those C- and D-rated stocks declined nearly 10% while the other quality sectors were essentially flat.

1 "Standard & Poor's," "S&P," "S&P 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. This fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. The S&P 500 is a capitalization-weighted index of 500 stocks. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 small US stocks. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
4 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the bond market perform during the six-month period?

A: The semiannual period proved to be volatile for the bond market. The strengthening economy - signaled most notably by a strong March employment report - triggered a sharp decline in bond prices during April. For the month of April alone, the yield on Treasuries rose 66 basis points (0.66%), and month-over-month, Treasuries experienced a price decline of more than 4%. Despite a 2.60% decline in April, the Lehman Brothers Aggregate Bond Index managed to post a positive return of 1.25% for the entire six-month period. Against this backdrop, the markets saw the corporate rally - led by lower-rated issuers - carry through 2003 year-end, stall in the first quarter of 2004 and resume in April. Asset-backed and mortgage-backed securities also continued to perform well, as did most other spread sectors.5 Treasury bonds, while still delivering positive results, lagged the rest of the bond market as their yields rose dramatically in April.

5 Spread refers to the difference in yield between the individual non-Treasury sectors compared with the yields of Treasury securities.

Q: Did the change in the market environment cause you to shift the fund's allocation between stocks and bonds?

A: We typically keep the asset allocation in a range around our allocation target of 60% stocks and 40% bonds. From this base, our global and tactical asset allocation group assesses the market environment by using a quantitative system to evaluate technical factors affecting the performance of stocks and bonds. Periodically, the group recommends changes to the fund's allocation based on its analysis. In most market environments, our allocation to stocks will fall within a range of 58% to 62% of the fund's market value. For this semiannual period, equities were near the top end of this range given their relative attractiveness versus bonds in the current economic environment.

Q: Before discussing performance, will you remind us of the processes used for selecting stocks and bonds?

A: Our equity investment discipline starts with a thorough analysis of economic trends. For the fund's stock holdings, this analysis helps us in our effort to determine sectors and industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's research analysts to identify companies within those industries that appear to offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

The fixed-income managers focus on smaller subsectors of the bond market and use a bottom-up issue-selection process, instead of selecting bonds based on macroeconomic events or trying to predict the direction of interest rates. It is their view that interest rate forecasts do not considerably add value in terms of potential excess returns relative to the benchmark. The fixed-income managers select bonds by evaluating the individual creditworthiness and return potential of each security. They compare opportunities across fixed-income asset classes and among corporate bond sectors in an effort to achieve an attractive risk-versus-return profile. The primary function of the bond portfolio is to provide stable returns to offset some of the volatility in the larger, equity portion of the fund.

Q: How did the fund perform in this environment?

A: For the six months ended April 30, 2004, the fund posted a total return of 3.39%. (Class A shares unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for performance of other share classes and more complete performance information.) This compares with a 6.27% return for the fund's equity benchmark, the S&P 500 index, and a 1.25% return for the Lehman Brothers Aggregate Bond Index, the fund's bond benchmark. The fund's equity holdings slightly underperformed the S&P 500 during the period, and its bond holdings outperformed the Lehman Brothers Aggregate Bond Index. The fund can also be compared with the Lipper Balanced Funds category, which posted an average return of 4.13%.6

6 The Lipper Balanced Funds category includes portfolios whose primary objective is to conserve principal by maintaining at all times a balance of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to invest directly in a Lipper category.

Q: What helped the fund's equity performance?

A: As the market broadened during the course of the period, our strategic overweight in energy added to performance. Oil field services companies Schlumberger Ltd. and Nabors Industries Ltd. as well as energy giant ConocoPhillips exemplify the strength of the sector, as all of these holdings were up significantly with respect to the time frame.

Security selection within the health care sector and, specifically, the biotechnology industry provided the largest contribution to performance. Holdings in Genentech, Inc., UnitedHealth Group, Inc. and Zimmer Holdings, Inc. all helped drive outperformance in the health care sector.

Genentech was up due to its outstanding opportunities in the field of oncology. Avastin, its new oncology drug that reduces blood flow to cancerous tumors, reportedly provides an increase in survival among colon cancer patients. Genentech received Food and Drug Administration approval for Avastin in February 2004. At the end of April, the stock was up strongly on news that the company's experimental lung cancer drug, Tarceva, has the potential to prolong the lives of patients. So, we continue to see positive news flow out of this company with its string of product successes. UnitedHealth Group's stock rose on the news that medical claims for the most recent quarter were much lower than expected. Zimmer Holdings, an orthopedic company, has developed a minimally invasive hip-replacement treatment, and the company continued to generate better-than-expected results.

Positioning within consumer discretionary also added to performance: in particular, gaming-machine maker International Game Technology saw its stock soar based on strong demand for cashless slot machines and the potential for continued expansion of slot machine gaming.

As the economy continued to improve, merger and acquisition activity began to heat up. AT&T Wireless Services, Inc., in which the fund holds an overweight position, was the portfolio's best-performing stock, rising after the company agreed to be acquired by Cingular. Merger and acquisition activity should continue to increase as corporations look to deploy very strong cash flow.

Q: What detracted from the fund's equity performance?

A: Overall, sector allocation was added to returns over the time period, while stock selection was mildly disappointing.

Positioning in the information technology sector weighed on performance. After leading the market higher in 2003, technology stocks sold off in the first quarter of 2004 on concerns over slowing order growth. Specific weakness was visible in the highly cyclical semiconductors and semiconductor equipment industry. Therefore, our overweight position in this industry detracted from performance. In fact, the five largest detractors from performance over the last six months were technology companies: Applied Materials, Inc., Intel Corp., EMC Corp., Linear Technology Corp. and Texas Instruments, Inc., which all declined sharply.

Despite the recent weakness, we maintain a healthy weighting in technology. We have, however, altered the composition of our technology exposure and placed more of an emphasis on software and services companies that produced more consistent earnings growth. Electronic Arts, Inc. in the video game arena and Symantec Corp. with its virus-defense and security offerings are examples of this consistency.

Another detractor was our position in media giant Comcast Corp., which was sold off on concerns over falling advertising revenue and its unsolicited bid for Disney. Also, retailer Kohl's Corp. continued to misfire on merchandising, though it is working through this issue and continues to expand its store base nationally.

Q: How did the fund's fixed-income strategy and positioning contribute to performance during the period?

A: We believe that the key to providing excess return, or return that exceeds the fund's benchmarks, is the consistent application of our disciplined bottom-up security-selection style. This not only drives issuer selection but also entails identifying value along the credit curve and finding opportunistic entry and exit points for individual securities. Specifically, in cable/media, we were able to outperform the benchmark because we reduced exposure to Comcast and AOL Time Warner prior to 2003 year-end when these securities were fully valued. We also avoided investment in issuers such as Cox Cable, which was among the worst performers during the first quarter of 2004. In addition, we were able to add value in the auto subsector by concentrating our exposure within the cheapest portion of the credit curves of the individual issuers. In Ford Motor Credit Co., where we have a market weighting, our exposure was limited to the shorter portion of the market. These short-term issues posted positive returns compared with Treasuries, while the longer-term issues from Ford did not. Within General Motors, we added select longer-term issues at opportune times, and the fund benefited from these investments in General Motors, even though the company's fixed-income issues as a group significantly underperformed Treasuries of comparable maturities during the first quarter.

The high-quality securitized sectors of the market performed well versus benchmark Treasuries during the period. We added opportunistically to our portfolio of relatively stable structured mortgages, which perform well across a wide variety of interest rate environments. During March and April, when volatility increased, this approach helped performance compared with the pass-through-only Lehman Mortgage Index.

Asset-backed securities were one of the better-performing sectors within the investment-grade markets during the period. While still significantly overweight in the sector, we decreased our exposure, selling out of Americredit and PEGTF bonds, as tightening spreads on individual securities enabled us to achieve our target valuations.

The fund's fixed-income performance was negatively affected over the time period by its exposure to an asset-backed holding issued by Mitsubishi Motor Corporation of America. The performance of this bond has been hurt by the worse-than-expected performance of the loans underlying the transaction. (As of 4/30/04, the position in Mitsubishi was sold.)

Q: Will you tell us about some additions to the equity portfolio during the period?

A: Through our in-depth fundamental research process, we continue to find opportunities to initiate positions in companies that meet our key selection criteria of quality, growth and innovation. New opportunities over the past six months include Hershey Foods Corp., Intuit Inc., CR Bard, Inc., Adobe Systems, Inc. and Paychex, Inc. Obviously, there's a case-by-case story for each of these additions. For example, Hershey complemented our existing consumer staples sector holdings: CR Bard, a medical device company, provided a nice entry point for its stock price, and the company has some innovative and growing product lines.

Q: Any final thoughts?

A: As far as equities are concerned, it's clear that we've seen an inflection point and a change in market leadership over the last few months, as the market is now rewarding the higher-quality companies that the portfolio has historically emphasized. The portfolio remains well diversified among economic sectors and we feel it is well positioned to capture the continued outperformance of high-quality companies with consistent earnings growth.

Regarding the fixed-income market, the past six months have demonstrated that attempting to determine the effect of changing macro factors on sector performance is a difficult and complex task. The market, yet again, had the interest rate "call" wrong, which no doubt hurt many managers who attempt to add returns by forecasting interest rates. Trying to correctly predict rates and such factors as the geopolitical environment and the US and global economies is a tough way to produce returns. In addition, fixed-income valuations, which have become less compelling as spreads have tightened during the period, made a macro approach all the more challenging. The good news is that dislocations and opportunities at the security level, where we spend all of our time and resources, remain. We believe that by applying our long-standing discipline of evaluating the creditworthiness, structural stability and liquidity of individual securities, we can continue to generate competitive returns for the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Asset Allocation	4/30/04	10/31/03

Common Stocks	62%	60%
Collateralized Mortgage Obligations	11%	8%
Corporate Bonds	10%	10%
US Government Backed	4%	4%
US Government Agency Sponsored Pass-Thrus	4%	6%
Foreign Bonds - US$ Denominated	3%	3%
Cash Equivalents	2%	3%
Asset Backed	2%	5%
Municipal Investments	2%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03

Information Technology	24%	26%
Health Care	23%	21%
Consumer Discretionary	13%	14%
Consumer Staples	12%	12%
Financials	12%	10%
Industrials	7%	9%
Energy	7%	6%
Telecommunication Services	1%	1%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (19.0% of Portfolio)
1. Microsoft Corp. Developer of computer software	2.5%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.3%
3. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.1%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.0%
5. General Electric Co. Operator of an industrial conglomerate	2.0%
6. Wal-Mart Stores, Inc. Operator of discount stores	1.8%
7. Johnson & Johnson Provider of health care products	1.8%
8. Cisco Systems, Inc. Developer of computer network products	1.6%
9. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	1.6%
10. Procter & Gamble Co. Manufacturer of diversified consumer products	1.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 61.9%
Consumer Discretionary 8.3%
Automobiles 1.0%
Harley-Davidson, Inc.	334,600	18,844,672
Hotels Restaurants & Leisure 1.7%
International Game Technology	592,800	22,372,272
YUM! Brands, Inc.*	314,100	12,183,939
		34,556,211
Media 2.8%
Comcast Corp. "A"*	350,700	10,166,793
McGraw-Hill, Inc.	192,900	15,212,094
Omnicom Group, Inc.	226,000	17,969,260
Viacom, Inc., "B"	325,704	12,588,460
		55,936,607
Multiline Retail 1.6%
Kohl's Corp.*	153,200	6,402,228
Target Corp.	572,900	24,846,673
		31,248,901
Specialty Retail 1.2%
Home Depot, Inc.	210,550	7,409,254
Lowe's Companies, Inc.	192,600	10,026,756
Staples, Inc.	281,100	7,241,136
		24,677,146
Consumer Staples 7.8%
Beverages 2.2%
Coca-Cola Co.	253,600	12,824,552
PepsiCo, Inc.	568,200	30,961,218
		43,785,770
Food & Drug Retailing 2.5%
Walgreen Co.	390,600	13,467,888
Wal-Mart Stores, Inc.*	654,300	37,295,100
		50,762,988
Food Products 0.5%
Dean Foods Co.*	76,000	2,552,080
Hershey Foods Corp.	83,900	7,457,871
		10,009,951
Household Products 2.6%
Colgate-Palmolive Co.	427,700	24,755,276
Procter & Gamble Co.	252,800	26,733,600
		51,488,876
Energy 4.1%
Energy Equipment & Services 2.5%
Baker Hughes, Inc.	353,700	12,973,716
Nabors Industries Ltd.*	507,100	22,494,956
Schlumberger Ltd.	261,400	15,299,742
		50,768,414
Oil & Gas 1.6%
Burlington Resources, Inc.	218,500	14,698,495
ConocoPhillips	229,100	16,334,830
		31,033,325
Financials 7.2%
Banks 0.8%
Bank of America Corp.	188,700	15,188,463
Capital Markets 1.7%
Goldman Sachs Group, Inc.	63,800	6,172,650
Lehman Brothers Holdings, Inc.	82,900	6,084,860
Morgan Stanley	274,800	14,121,972
State Street Corp.	170,800	8,335,040
		34,714,522
Consumer Finance 1.2%
American Express Co.	507,900	24,861,705
Diversified Financial Services 2.2%
Citigroup, Inc.	547,029	26,306,625
Fannie Mae	248,000	17,042,560
		43,349,185
Insurance 1.3%
AFLAC, Inc.	160,700	6,786,361
American International Group, Inc.*	262,200	18,786,630
		25,572,991
Health Care 14.2%
Biotechnology 3.0%
Amgen, Inc.*	55,600	3,128,612
Genentech, Inc.*	343,700	42,206,360
Gilead Sciences, Inc.*	246,900	15,018,927
		60,353,899
Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	312,500	9,890,625
Boston Scientific Corp.*	274,800	11,319,012
C.R. Bard, Inc.	69,400	7,375,138
Medtronic, Inc.	342,100	17,262,366
Zimmer Holdings, Inc.*	206,600	16,497,010
		62,344,151
Health Care Providers & Services 1.1%
UnitedHealth Group, Inc.	369,800	22,735,304
Pharmaceuticals 7.0%
Abbott Laboratories	496,500	21,855,930
Eli Lilly & Co.	329,100	24,290,871
Johnson & Johnson	658,562	35,582,105
Merck & Co., Inc.	239,400	11,251,800
Pfizer, Inc.	1,269,675	45,403,578
		138,384,284
Industrials 4.4%
Aerospace & Defense 1.1%
United Technologies Corp.	261,100	22,522,486
Air Freight & Logistics 0.7%
FedEx Corp.	176,900	12,720,879
Industrial Conglomerates 2.6%
3M Co.	140,100	12,115,848
General Electric Co.	1,320,100	39,536,995
		51,652,843
Information Technology 14.8%
Communications Equipment 1.6%
Cisco Systems, Inc.*	1,538,000	32,098,060
Computers & Peripherals 2.6%
Dell, Inc.*	203,300	7,056,543
EMC Corp.*	1,606,500	17,928,540
International Business Machines Corp.	300,500	26,495,085
		51,480,168
IT Consulting & Services 1.0%
Accenture Ltd., "A"*	181,800	4,321,386
Fiserv, Inc.*	351,000	12,832,560
Paychex, Inc.	103,800	3,869,664
		21,023,610
Semiconductors & Semiconductor Equipment 4.4%
Applied Materials, Inc.*	713,700	13,010,751
Intel Corp.	1,572,700	40,465,571
Linear Technology Corp.	381,600	13,596,408
Texas Instruments, Inc.	867,400	21,771,740
		88,844,470
Software 5.2%
Adobe Systems, Inc.	63,500	2,625,090
BEA Systems, Inc.*	231,100	2,636,851
Electronic Arts, Inc.*	347,000	17,565,140
Intuit, Inc.*	138,900	5,899,083
Microsoft Corp.	1,895,500	49,226,135
MicroStrategy, Inc.*	24	1,153
Oracle Corp.*	806,100	9,044,442
Symantec Corp.*	221,100	9,960,555
VERITAS Software Corp.*	223,100	5,950,077
		102,908,526
Materials 0.5%
Chemicals
Ecolab, Inc.	359,700	10,719,060
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.2%
Verizon Communications, Inc.	112,700	4,253,298
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	573,600	7,921,416
Total Common Stocks (Cost $955,517,551)		1,236,762,181

Warrants 0.0%
Information Technology
Software
MircoStrategy, Inc.* (Cost $0)	106	24

Preferred Stocks 0.4%
Industrials 0.4%
Aerospace & Defense
Raytheon Co.*	156,600	8,471,089
Utilities 0.0%
Electric Utilities
TNP Enterprises, Inc. "D"	633	73,071
Total Preferred Stocks (Cost $8,429,235)		8,544,160

Convertible Preferred Stocks 0.0%
Materials
Chemicals
Hercules Trust II (Cost $237,204)	380	304,000

Convertible Bonds 0.0%
Consumer Discretionary 0.0%
Textiles, Apparel & Luxury Goods
DIMON, Inc., 6.25%, 3/31/2007	140,000	130,760
Telecommunication Services 0.0%
Diversified Telecommunication Services
Nortel Networks Corp., 4.25%, 9/1/2008	95,000	89,656
Total Convertible Bonds (Cost $218,796)		220,416

	Principal Amount ($)	Value ($)

Corporate Bonds 9.9%
Consumer Discretionary 0.8%
Amscan Holdings, Inc., 144A, 8.75%, 5/1/2014	40,000	40,600
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	130,000	120,900
Boca Resorts, Inc., 9.875%, 4/15/2009	210,000	221,025
Buffets, Inc., 11.25%, 7/15/2010	70,000	76,825
Cablevision Systems Corp.:
144A, 5.67%, 4/1/2009**	155,000	159,650
144A, 8.0%, 4/15/2012	65,000	65,162
Carrols Corp., 9.5%, 12/1/2008	125,000	129,375
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	215,000	232,737
Circus & Eldorado, 10.125%, 3/1/2012	155,000	157,325
Comcast Cable Communications:
6.2%, 11/15/2008	475,000	510,272
8.375%, 5/1/2007	1,290,000	1,462,402
8.375%, 3/15/2013	1,056,000	1,259,943
CSC Holdings, Inc., 7.875%, 12/15/2007	210,000	223,650
Dex Media East LLC, 12.125%, 11/15/2012	670,000	777,200
DIMON, Inc., Series B, 9.625%, 10/15/2011	505,000	540,350
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	95,000	96,069
Eldorado Resorts LLC, 10.5%, 8/15/2006	176,000	179,080
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	150,000	154,313
General Motors Corp.:
8.25%, 7/15/2023	245,000	262,194
8.375%, 7/15/2033	130,000	140,597
Herbst Gaming, Inc., Series B, 10.75%, 9/1/2008	290,000	326,250
International Game Technology, 8.375%, 5/15/2009	235,000	275,172
Jacobs Entertainment Co., 11.875%, 2/1/2009	190,000	209,000
Kellwood Co., 7.625%, 10/15/2017	80,000	85,227
Krystal, Inc., 10.25%, 10/1/2007	125,000	126,719
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	145,000	162,762
Lin Television Corp., 6.5%, 5/15/2013	85,000	83,725
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	80,000	75,600
Mediacom LLC, 9.5%, 1/15/2013	155,000	154,225
PEI Holding, Inc., 11.0%, 3/15/2010	100,000	116,250
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	315,000	329,175
Premier Entertainment Biloxi LLC/Finance, 144A, 10.75%, 2/1/2012	70,000	75,600
PRIMEDIA, Inc., 7.625%, 4/1/2008	245,000	246,837
Rent-Way Inc., 11.875%, 6/15/2010	60,000	66,900
River Rock Entertainment, 144A, 9.75%, 11/1/2011	75,000	79,875
Schuler Homes, Inc., 10.5%, 7/15/2011	265,000	304,750
Scientific Games Corp., 12.5%, 8/15/2010	132,000	153,780
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	50,000	51,646
Seneca Gaming Corp., 144A, 7.25%, 5/1/2012	60,000	61,065
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	290,000	308,125
8.75%, 12/15/2011	290,000	319,000
Six Flags, Inc., 8.875%, 2/1/2010	15,000	15,263
Sonic Automotive, Inc., 8.625%, 8/15/2013	195,000	210,112
The Reader's Digest Association, Inc., 144A, 6.5%, 3/1/2011	70,000	70,700
Time Warner, Inc., 8.11%, 8/15/2006	2,860,000	3,156,796
Toys "R" Us, Inc.:
7.375%, 10/15/2018	330,000	315,975
7.875%, 4/15/2013	120,000	123,600
United Auto Group, Inc., 9.625%, 3/15/2012	115,000	128,513
United Rentals North America, Inc., 144A, 6.5%, 2/15/2012	215,000	207,475
Venetian Casino Resort LLC, 11.0%, 6/15/2010	90,000	105,300
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	110,000	108,900
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	130,000	140,400
Williams Scotsman, Inc., 9.875%, 6/1/2007	130,000	129,350
Worldspan LP\WS Finance Corp., 9.625%, 6/15/2011	200,000	214,500
		15,348,236
Consumer Staples 0.0%
Agrilink Foods, Inc., 11.875%, 11/1/2008	46,000	48,760
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	125,000	131,250
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012	155,000	156,938
Pilgrim's Pride Corp., 9.625%, 9/15/2011	80,000	87,200
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	40,000	41,300
Swift & Co.:
10.125%, 10/1/2009	135,000	144,281
12.5%, 1/1/2010	70,000	74,200
United Agri Products, 144A, 8.25%, 12/15/2011	80,000	90,600
		774,529
Energy 1.3%
Avista Corp., 9.75%, 6/1/2008	430,000	516,000
Citgo Petroleum Corp., 11.375%, 2/1/2011	475,000	548,625
Duke Capital Corp., 4.302%, 5/18/2006	3,667,000	3,751,084
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	195,000	205,296
MAPCO, Inc., 7.25%, 3/1/2009	90,000	90,675
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	220,000	226,050
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	7,330,000	7,350,084
Pioneer Natural Resources Co., 9.625%, 4/1/2010	145,000	179,658
Southern Natural Gas, 8.875%, 3/15/2010	220,000	243,100
Stone Energy Corp., 8.25%, 12/15/2011	195,000	210,600
Tristate Generation & Trans Association:
144A, 6.04%, 1/31/2018	4,000,000	4,040,120
144A, 7.144%, 7/31/2033	3,740,000	3,894,948
Westport Resources Corp., 8.25%, 11/1/2011	125,000	140,313
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	55,000	54,450
8.75%, 3/15/2032	200,000	204,000
XTO Energy, Inc., 4.9%, 2/1/2014	3,874,000	3,722,736
		25,377,739
Financials 3.1%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	330,000	333,712
American General Finance Corp., 4.0%, 3/15/2011	6,320,000	6,031,543
AmeriCredit Corp., 9.25%, 5/1/2009	290,000	308,850
ASIF Global Finance, 144A, 4.9%, 1/17/2013	1,250,000	1,231,956
BF Saul REIT, 144A, 7.5%, 3/1/2014	205,000	205,512
Capital One Bank, 5.125%, 2/15/2014	1,795,000	1,717,020
CB Richard Ellis Services, Inc., 9.75%, 5/15/2010	120,000	133,800
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	100,000	103,000
Dollar Financial Group, Inc., 9.75%, 11/15/2011	105,000	112,875
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	305,000	344,986
Ford Motor Credit Co.:
5.8%, 1/12/2009	2,585,000	2,632,861
6.875%, 2/1/2006	8,379,000	8,868,971
General Motors Acceptance Corp.:
4.5%, 7/15/2006	5,720,000	5,843,924
6.75%, 1/15/2006	4,460,000	4,722,716
6.875%, 9/15/2011	4,145,000	4,350,638
Goldman Sachs Group, Inc.:
5.15%, 1/15/2014	3,100,000	3,016,873
6.345%, 2/15/2034	2,075,000	1,983,364
HSBC Bank USA, 4.625%, 4/1/2014	4,635,000	4,381,354
IOS Capital LLC, 7.25%, 6/30/2008	18,000	19,193
iStar Financial, Inc., 6.0%, 12/15/2010	90,000	90,383
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	2,925,000	2,913,976
Poster Financial Group, 144A, 8.75%, 12/1/2011	205,000	215,250
PXRE Capital Trust I, 8.85%, 2/1/2027	125,000	126,563
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	245,000	291,550
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,394,679
Republic New York Corp., 5.875%, 10/15/2008	3,125,000	3,328,109
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	165,000	169,537
Universal City Development, 11.75%, 4/1/2010	245,000	282,975
Verizon Global Funding Corp., 7.25%, 12/1/2010	5,395,000	6,099,155
WMC Finance Co., 144A, 11.75%, 12/15/2008	135,000	166,725
		61,422,050
Health Care 0.2%
AmerisourceBergen Corp., 7.25%, 11/15/2012	210,000	223,650
Biovail Corp., 7.875%, 4/1/2010	285,000	280,012
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	70,000	70,263
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,000,000	2,304,498
Interactive Health LLC, 144A, 7.25%, 4/1/2011	95,000	82,650
Team Health, Inc., 144A, 9.0%, 4/1/2012	60,000	57,600
Tenet Healthcare Corp., 6.375%, 12/1/2011	755,000	658,737
		3,677,410
Industrials 0.8%
Aearo Co. I, 144A, 8.25%, 4/15/2012	90,000	92,250
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011	400,000	384,000
Series B, 8.875%, 4/1/2008	100,000	111,000
AMI Semiconductor, Inc., 10.75%, 2/1/2013	122,000	143,045
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	50,000	56,500
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	1,945,601	2,101,093
Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	120,000	138,600
Browning-Ferris Industries:
7.4%, 9/15/2035	275,000	254,375
9.25%, 5/1/2021	65,000	71,825
CHC Helicopter Corp., 144A, 7.375%, 5/1/2014	105,000	106,312
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	280,000	296,800
Collins & Aikman Products, 10.75%, 12/31/2011	225,000	232,875
Corrections Corp. of America, 9.875%, 5/1/2009	210,000	236,775
CP Ships Ltd., 10.375%, 7/15/2012	210,000	243,600
Dana Corp.:
7.0%, 3/1/2029	330,000	316,800
9.0%, 8/15/2011	150,000	177,000
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012	5,620,000	5,802,635
Eagle-Pitcher, Inc., 9.75%, 9/1/2013	160,000	175,200
Erico International Corp., 144A, 8.875%, 3/1/2012	100,000	103,500
Golden State Petroleum Transportation, 8.04%, 2/1/2019	120,000	118,991
Hercules, Inc.:
144A, 6.75%, 10/15/2029	20,000	19,800
11.125%, 11/15/2007	335,000	402,000
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	220,000	241,450
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	185,000	209,050
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	85,000	94,350
Kansas City Southern:
7.5%, 6/15/2009	50,000	51,500
9.5%, 10/1/2008	330,000	365,475
MemberWorks, Inc., 144A, 9.25%, 4/1/2014	40,000	39,900
Meritage Corp., 144A, 7.0%, 5/1/2014	150,000	145,500
Millennium America, Inc.:
7.625%, 11/15/2026	170,000	153,000
9.25%, 6/15/2008	390,000	425,100
144A, 9.25%, 6/15/2008	140,000	152,600
Mobile Mini, Inc., 9.5%, 7/1/2013	170,000	190,400
Plainwell, Inc., Series B, 11.0%, 3/1/2008 *	4,230,000	253,800
Ply Gem Industries, Inc., 144A, 9.0%, 2/15/2012	95,000	97,375
Sea Containers Ltd., 10.5%, 5/15/2012	105,000	103,163
Seabulk International, Inc., 9.5%, 8/15/2013	165,000	171,600
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	240,000	231,600
Systems 2001 Asset Trust LLC, "G", Series 2001, 144A, 6.664%, 9/15/2013	1,494,840	1,630,826
Tech Olympic USA, Inc.:
144A, 7.5%, 3/15/2011	150,000	144,000
10.375%, 7/1/2012	100,000	110,000
Westlake Chemical Corp., 8.75%, 7/15/2011	125,000	137,187
		16,532,852
Information Technology 0.0%
Activant Solutions, Inc., 10.5%, 6/15/2011	135,000	140,062
Communications & Powers Industry, Inc., 144A, 8.0%, 2/1/2012	105,000	107,100
DigitalNet, Inc., 9.0%, 7/15/2010	132,000	141,900
Mediacom Broadband LLC, 11.0%, 7/15/2013	50,000	53,500
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	60,000	64,200
		506,762
Materials 0.7%
American Rock Salt Co. LLC, 144A, 9.5%, 3/15/2014	95,000	98,563
ARCO Chemical Co., 9.8%, 2/1/2020	525,000	522,375
Caraustar Industries, Inc., 9.875%, 4/1/2011	145,000	147,900
Dayton Superior Corp., 10.75%, 9/15/2008	115,000	115,000
Dow Chemical Co., 7.0%, 8/15/2005	6,450,000	6,825,667
Equistar Chemicals LP:
8.75%, 2/15/2009	385,000	405,212
10.625%, 5/1/2011	30,000	33,600
Euramax International, Inc., 8.5%, 8/15/2011	170,000	180,200
Georgia-Pacific Corp.:
144A, 8.0%, 1/15/2024	895,000	939,750
9.375%, 2/1/2013	280,000	325,500
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	155,000	175,925
Huntsman International LLC, 11.625%, 10/15/2010	125,000	137,500
IMC Global, Inc., 10.875%, 8/1/2013	205,000	251,638
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	300,000	288,000
Mueller Group Inc., 144A, 5.919%, 11/1/2011	60,000	61,650
Omnova Solutions, Inc., 11.25%, 6/1/2010	60,000	66,000
Owens-Brockway Glass Container, 8.25%, 5/15/2013	300,000	309,750
Pliant Corp.:
144A, 11.125%, 6/15/2009	95,000	79,325
11.125%, 9/1/2009	95,000	101,175
TriMas Corp., 9.875%, 6/15/2012	285,000	307,800
United States Steel LLC, 9.75%, 5/15/2010	154,000	174,405
Valmont Industries, Inc., 144A, 6.875%, 5/1/2014	65,000	65,055
Weyerhaeuser Co., 7.375%, 3/15/2032	2,690,000	2,946,946
		14,558,936
Telecommunication Services 0.4%
American Cellular Corp., Series B, 10.0%, 8/1/2011	395,000	381,175
Bell Atlantic New Jersey, Inc., 7.85%, 11/15/2029	877,000	1,013,575
Cincinnati Bell, Inc., 8.375%, 1/15/2014	455,000	429,975
GCI, Inc., 144A, 7.25%, 2/15/2014	145,000	140,650
Insight Midwest LP:
9.75%, 10/1/2009	35,000	36,925
10.5%, 11/1/2010	55,000	59,950
144A, 10.5%, 11/1/2010	155,000	168,950
MCI, Inc.:
6.688%, 5/1/2009	145,000	137,750
7.735%, 5/1/2014	750,000	695,625
Nextel Communications, Inc., 5.95%, 3/15/2014	90,000	84,600
Nortel Networks Corp., 7.4% , 6/15/2006	135,000	135,675
Northern Telecom Capital, 7.875%, 6/15/2026	405,000	384,750
Qwest Corp.:
5.625%, 11/15/2008	1,085,000	1,052,450
7.25%, 9/15/2025	35,000	30,450
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 5/15/2006	2,965,000	3,158,843
Triton PCS, Inc., 8.5%, 6/1/2013	75,000	78,000
		7,989,343
Utilities 2.6%
Alabama Power Co., 7.125%, 8/15/2004	3,500,000	3,556,147
Appalachian Power Co., 4.8%, 6/15/2005	8,730,000	8,964,470
Cleveland Electric Illuminating Co., 144A, 5.65%, 12/15/2013	3,655,000	3,606,590
CMS Energy Corp.:
7.5%, 1/15/2009	290,000	292,175
144A, 7.75%, 8/1/2010	90,000	90,900
8.5%, 4/15/2011	75,000	78,563
Consumers Energy Co., 6.0%, 3/15/2005	3,925,000	4,034,362
DPL, Inc.:
6.875%, 9/1/2011	300,000	295,500
8.125%, 9/1/2031	125,000	115,625
Illinova Corp., 11.5%, 12/15/2010	330,000	391,050
Indiana Michigan Power, 6.375%, 11/1/2012	5,040,000	5,423,982
Metropolitan Edison Co., 144A, 4.875%, 4/1/2014	4,975,000	4,692,146
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	585,000	589,388
Pacific Gas & Electric Co., 6.05%, 3/1/2034	5,467,000	5,170,147
PG&E Corp., 144A, 6.875%, 7/15/2008	235,000	250,275
Progress Energy, Inc., 6.75%, 3/1/2006	8,975,000	9,588,468
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	185,000	202,113
Xcel Energy, Inc., 7.0%, 12/1/2010	3,685,000	4,129,264
		51,471,165
Total Corporate Bonds (Cost $199,020,954)		197,659,022

Asset Backed 2.3%
Automobile Receivables 0.9%
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	6,595,000	6,663,523
"B", Series 2002-2, 4.67%, 3/15/2010	9,457,956	9,367,089
"C", Series 2002-2, 5.55%, 3/15/2010	3,165,228	2,647,093
		18,677,705
Credit Card Receivables 0.1%
MBNA Credit Card Master Note Trust, "A2", Series 2004-A2, 1.24%, 7/15/2013	1,745,000	1,744,998
Home Equity Loans 1.3%
Centex Home Equity:
"AF6", Series 2002-D, 4.66%, 12/25/2032	6,430,000	6,555,318
"AF6", Series 2002-A, 5.54%, 1/25/2032	6,090,000	6,366,566
Chase Funding Mortgage Loan, "IA5", Series 1999-2, 7.333%, 11/25/2011	4,022,597	4,169,668
Equity One ABS, Inc., "AF3", Series 2004-1, 3.054%, 4/25/2034	3,740,000	3,722,288
Long Beach Mortgage Loan Trust, "A3", Series 2004-1, 1.4%, 2/25/2034	5,281,974	5,290,469
		26,104,309
Total Asset Backed (Cost $47,240,459)		46,527,012

Foreign Bonds - US$ Denominated 3.3%
Alcan, Inc., 6.125%, 12/15/2033	5,095,000	5,002,373
Alestra SA de RL de CV, 8.0%, 6/30/2010	260,000	223,600
Antenna TV SA, 9.0%, 8/1/2007	85,000	85,956
Arcel Finance Ltd., 144A, 7.048%, 9/1/2011	2,505,000	2,530,050
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	6,805,000	7,564,234
Axtel SA, 144A, 11.0%, 12/15/2013	225,000	223,875
Cascades, Inc., 7.25%, 2/15/2013	240,000	250,200
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	175,000	161,000
Conproca SA de CV, 144A, 12.0%, 6/16/2010	240,000	302,400
Crown Euro Holdings SA, 10.875%, 3/1/2013	180,000	209,700
Deutsche Telekom International Finance BV, 8.25%, 6/15/2030	3,683,000	4,574,595
Eircom Funding, 8.25%, 8/15/2013	190,000	205,200
Empresa Brasileira de Telecom SA, 144A, 11.0%, 12/15/2008	190,000	201,400
Esprit Telecom Group PLC, 11.5%, 12/15/2007 *	2,370,000	237
Fage Dairy Industry SA, 9.0%, 2/1/2007	685,000	695,275
Federative Republic of Brazil:
C Bond, 8.0%, 4/15/2014	67,728	62,174
8.875%, 4/15/2024	325,000	260,975
Gazprom OAO, 144A, 9.625%, 3/1/2013	290,000	297,975
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	235,000	239,700
Innova S. de R.L., 9.375%, 9/19/2013	255,000	276,994
Inversiones CMPC SA, 144A, 4.875%, 6/18/2013	4,820,000	4,507,360
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	195,000	220,838
LeGrand SA, 8.5%, 2/15/2025	180,000	189,675
Luscar Coal Ltd., 9.75%, 10/15/2011	195,000	221,325
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	8,580,000	8,537,778
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	225,000	230,625
Mizuho Financial Group, 8.375%, 12/29/2049	2,865,000	3,019,710
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	200,000	193,000
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	180,000	189,900
Nortel Networks Corp., 6.875%, 9/1/2023	20,000	17,900
Nortel Networks Ltd., 6.125%, 2/15/2006	220,000	217,525
Petroleos Mexicanos, 9.5%, 9/15/2027	4,510,000	5,276,700
Petroleum Geo-Services ASA:
8.0%, 11/5/2006	25,000	25,563
10.0%, 11/5/2010	437,005	476,335
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	3,600,000	3,449,804
Republic of Turkey, 11.0%, 1/14/2013	80,000	92,800
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014	130,000	122,200
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	2,675,000	2,890,255
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011	190,000	203,375
8.25%, 4/11/2010	145,000	162,835
Sistema Capital SA, 144A, 8.875%, 1/28/2011	150,000	147,000
Stena AB, 9.625% , 12/1/2012	50,000	56,250
Tembec Industries, Inc., 8.5%, 2/1/2011	485,000	494,700
TFM SA de CV:
Step-up Coupon, 11.75%, 6/15/2009	110,000	109,175
10.25%, 6/15/2007	395,000	410,800
12.5%, 6/15/2012	165,000	183,975
Tyco International Group SA:
5.8%, 8/1/2006	5,025,000	5,271,868
144A, 6.0%, 11/15/2013	37,000	37,508
6.375%, 2/15/2006	3,810,000	4,014,006
6.75%, 2/15/2011	178,000	191,962
United Mexican States, 5.875%, 1/15/2014	40,000	38,720
Vicap SA, 11.375%, 5/15/2007	105,000	106,050
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	215,000	203,175
Vivendi Universal SA, Series B, 9.25%, 4/15/2010	365,000	426,138
Total Foreign Bonds - US$ Denominated (Cost $68,041,449)		65,304,743

US Government Backed 4.0%
US Treasury Bond:
5.375%, 2/15/2031	135,000	136,772
6.0%, 2/15/2026	28,847,000	31,195,319
US Treasury Note:
3.125%, 4/15/2009	725,000	709,141
5.0%, 8/15/2011	45,410,000	47,744,346
Total US Government Backed (Cost $81,230,011)		79,785,578

US Government Agency Sponsored Pass-Thrus 3.5%
Federal Home Loan Mortgage Corp.:
4.5%, 12/1/2018	785,000	772,489
5.0%, 12/31/2033	3,045,000	2,949,844
5.0%, 12/1/2017	3,845,000	3,866,628
5.0%, 7/1/2018	3,429,547	3,456,659
5.0%, 12/1/2033	3,900,000	3,780,562
Federal National Mortgage Association:
4.5%, 12/1/2018 (d)	1,356,252	1,336,687
4.96%, 1/1/2015	3,340,665	3,357,129
5.0% with various maturities from 6/1/2018 until 8/1/2023 (d)	3,536,993	3,561,909
5.5% with various maturities from 3/1/2018 until 8/1/2033 (d)	11,175,762	11,374,797
6.0% with various maturities from 11/1/2017 until 12/1/2033 (d)	6,947,492	7,183,783
6.25%, 3/1/2011	8,040,000	8,849,212
6.5% with various maturities from 4/1/2017 until 11/1/2033	6,926,390	7,257,194
8.0%, 9/1/2015	1,542,280	1,657,893
Government National Mortgage Association:
5.0%, 9/20/2033	3,689,677	3,585,638
6.0%, 3/20/2034	7,081,523	7,255,402
Total US Government Agency Sponsored Pass-Thrus (Cost $70,939,904)		70,245,826

Collateralized Mortgage Obligations 10.7%
Bank of America Alternative Loan Trust, "2A1", Series 2004-4, 6.0%, 5/25/2034	3,497,000	3,570,765
Bank of America Mortgage Securities, "3A1", Series 2002-1, 6.25%, 1/25/2017	4,450,155	4,478,566
Chase Commercial Mortgage Securities Corp., "A1", Series 2000-1, 7.656%, 4/15/2032	3,442,497	3,630,694
Countrywide Alternative Loan Trust, "1A1", Series 2004-J1, 6.0%, 2/25/2034	2,812,801	2,872,466
CountryWide Home Loans, "A5", Series 2002-27, 5.5%, 12/25/2032	5,436,431	5,480,048
Fannie Mae Grantor Trust, "1A3", Series 2004-T2, 7.0%, 11/25/2043	3,270,000	3,479,878
Fannie Mae Whole Loan, "5A", Series 2004-W2, 7.5%, 3/25/2044	6,106,358	6,571,968
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	3,621,000	3,642,788
"MA", Series 2663, 3.5%, 8/1/2033	970,000	982,589
"NB", Series 2750, 4.0%, 12/15/2022	3,074,000	3,081,898
"PB" , Series 2727, 4.25%, 4/15/2023	7,087,500	7,169,341
"LC", Series 2682, 4.5%, 7/15/2032	5,470,000	5,104,423
"PE", Series 2727, 4.5%, 7/15/2032	3,720,000	3,473,022
"TG", Series 2690, 4.5%, 4/15/2032	3,750,000	3,496,402
"HG", Series 2543, 4.75%, 9/15/2028	5,125,345	5,260,725
5.0%, 1/15/2033	9,590,000	9,452,144
"PE", Series 2721, 5.0%, 1/15/2023	6,928,000	6,636,840
"QK", Series 2513, 5.0%, 8/15/2028	1,292,893	1,304,350
"PE", Series 2512, 5.5%, 2/15/2022	585,000	598,377
"BD", Series 2453, 6.0%, 5/15/2017	440,000	463,615
"PX", Series 2097, 6.0%, 10/15/2027	3,328,227	3,406,243
"GA", Series 2450, 6.25%, 10/15/2022	446,644	447,751
"3A", Series T-41, 7.5%, 7/25/2032	2,767,574	2,978,602
Federal National Mortgage Association:
"NA", Series 2003-128, 4.0%, 8/25/2009	9,722,000	9,891,132
"PU", Series 2003-33, 4.5%, 5/25/2033	397,006	406,416
"WB", Series 2003-106, 4.5%, 10/25/2015	6,085,000	6,233,815
"A2", Series 2002-W10, 4.7%, 8/25/2042	1,802,404	1,822,126
"A2", Series 2002-W9, 4.7%, 8/25/2042	1,320,510	1,333,003
"1A5", Series 2003-W14, 4.71%, 9/25/2043	7,858,932	8,051,574
"2A3", Series 2003-W15, 4.71%, 8/25/2043	530,000	542,357
"KY", Series 2002-55, 4.75%, 4/25/2028	2,543,742	2,555,788
"LA", Series 2002-50, 5.0%, 12/25/2029	4,697,040	4,783,694
"A2", Series 2002-W3, 5.5%, 10/25/2021	2,572,849	2,593,896
"MC", Series 2002-56, 5.5%, 9/25/2017	935,000	968,639
"PE", Series 2002-3, 5.5%, 8/25/2015	16,234,500	16,879,136
"PD", Series 2002-31, 6.0%, 11/25/2021	15,200,000	15,962,470
"QE", Series 2001-64, 6.0%, 4/25/2027	1,355,116	1,356,032
"Z", Series 2001-14, 6.0%, 5/25/2031	1,374,371	1,416,412
"2A", Series 2003-W8, 7.0%, 10/25/2042	6,053,106	6,428,667
"ZQ", Series G92-9, 7.0%, 12/25/2021	2,461,328	2,580,954
FHLMC Structured Pass Through Securities:
"A2B", Series T-56, 4.29%, 7/25/2036	7,440,000	7,564,078
"3A", Series T-58, 7.0%, 9/25/2043	3,521,933	3,721,622
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	3,115,233	3,379,784
Master Alternative Loan Trust:
"7A1", Series 2004-4, 6.0%, 5/25/2034	1,065,000	1,086,966
"2A1", Series 2004-3, 6.25%, 4/25/2034	7,265,000	7,493,628
"3A1", Series 2004-5, 6.5%, 5/25/2034	1,310,000	1,365,470
"8A1", Series 2004-3, 7.0%, 4/25/2034	3,987,055	4,180,931
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	4,100,000	4,420,169
Residential Funding Mortgage Securities I:
"A1", Series 2003-S2, 5.0%, 2/25/2033	1,300,282	1,311,513
"A5", Series 2002-S6, 6.0%, 4/25/2017	2,319,409	2,340,819
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	2,470,186	2,547,955
Washington Mutual MSC Mortgage Pass-Through, Series, "1A1", Series 2003-MS, 5.75%, 3/25/2033	1,939,070	1,952,108
Total Collateralized Mortgage Obligations (Cost $212,587,151)		212,754,649

Municipal Investments 1.6%
Bergen County, Core City GO, Improvement Authority Governmental Loan Revenue:
4.75%, 3/15/2015	2,105,000	2,018,506
4.8%, 3/15/2016	2,315,000	2,213,811
Charlotte-Meckelberg, NC, Hospital Authority Health Care System Revenue, ETM, 5.0%, 8/1/2015	3,880,000	3,822,615
Hoboken, NJ, GO:
Series B, 3.57%, 2/1/2008 (c)	1,725,000	1,717,738
Series B, 3.97%, 2/1/2009 (c)	2,860,000	2,835,547
Illinois, State GO, 4.95%, 6/1/2023	4,665,000	4,286,062
Indian Wells, CA, Industrial Development Revenue, Redevelopment Agency, Series T, 4.48%, 9/1/2013 (c)	2,325,000	2,257,296
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	2,990,000	2,937,675
New Jersey, Water & Sewer Revenue, District Water Supply, 5.19%, 7/1/2019 (c)	1,000,000	979,670
New York, Environmental Facilities Corp., Series B, 4.7%, 3/15/2011	5,350,000	5,330,472
Wisconsin, State (REV) Lease, Series A, 5.7%, 5/1/2026 (c)	3,200,000	3,188,704
Total Municipal Investments (Cost $32,128,575)		31,588,096

	Shares	Value ($)

Cash Equivalents 2.4%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $47,479,185)	47,479,185	47,479,185
Total Investment Portfolio - 100.0% (Cost $1,723,070,474) (a)		1,997,174,892

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Variable rate demand notes are securities whose interest rate are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2004.
(a) The cost for federal income tax purposes was $1,753,980,328. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $243,194,564. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $296,470,349 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $53,275,785.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Bond is insured by one of these companies:
		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.1
MBIA	Municipal Bond Investors Assurance	0.3
FSA	Financial Security Assurance	0.2

(d) Mortgage dollar rolls included

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,675,591,289)	$ 1,949,695,707
Investment in Scudder Cash Management QP Trust (cost $47,479,185)	47,479,185
Total investments in securities, at value (cost $1,723,070,474)	1,997,174,892
Cash	96
Receivable for investments sold	35,138,530
Dividends receivable	1,053,599
Interest receivable	7,588,350
Receivable for Fund shares sold	660,200
Other	57,131
Total assets	2,041,672,798
Liabilities
Payable for investments purchased	52,188,222
Payable for investments purchased - mortgage dollar rolls	9,254,822
Deferred Mortgage Dollar Roll	5,784
Payable for Fund shares redeemed	2,818,037
Accrued management fee	964,950
Other accrued expenses and payables	2,095,083
Total liabilities	67,326,898
Net assets, at value	$ 1,974,345,900
Net Assets
Net assets consist of: Undistributed net investment income	1,760,268
Net unrealized appreciation (depreciation) on investments	274,104,418
Accumulated net realized gain (loss)	(316,931,133)
Paid-in capital	2,015,412,347
Net assets, at value	$ 1,974,345,900

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,705,828,913 / 197,125,803 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.65
Maximum offering price per share (100 / 94.25 of $8.65)	$ 9.18
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($213,725,565 / 24,697,054 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.65
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($54,068,959 / 6,264,023 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.63
Class I Net Asset Value, offering and redemption price per share ($278,990 / 32,180 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.67
Class R Net Asset Value, offering and redemption price per share ($443,473 / 51,213 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.66

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Dividends	$ 6,575,728
Interest	19,724,151
Dollar roll income	230,919
Interest - Scudder Cash Management QP Trust	224,765
Total Income	26,755,563
Expenses: Management fee	5,573,835
Distribution service fees	3,896,369
Custodian fees	41,246
Legal	14,452
Auditing	23,977
Services to shareholders	2,261,274
Reports to shareholders	23,007
Registration fees	27,695
Trustees' fees and expenses	32,090
Other	41,038
Total expenses, before expense reductions	11,934,983
Expense reductions	(676)
Total expenses, after expense reductions	11,934,307
Net investment income (loss)	14,821,256
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,374,886
Foreign currency related transactions	154
11,375,040
Net unrealized appreciation (depreciation) during the period on: Investments	43,920,708
Foreign currency related transactions	(18)
43,920,690
Net gain (loss) on investment transactions	55,295,730
Net increase (decrease) in net assets resulting from operations	$ 70,116,986

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ 14,821,256	$ 30,772,695
Net realized gain (loss) on investment transactions	11,375,040	(144,857,582)
Net unrealized appreciation (depreciation) on investment transactions during the period	43,920,690	354,707,025
Net increase (decrease) in net assets resulting from operations	70,116,986	240,622,138
Distributions to shareholders from: Net investment income: Class A	(15,311,001)	(29,860,070)
Class B	(919,080)	(2,192,527)
Class C	(238,182)	(500,557)
Class I	(4,488)	(69,415)
Class R	(1,580)	-
Fund share transactions: Proceeds from shares sold	98,422,493	176,046,055
Reinvestment of distributions	15,364,332	30,358,072
Cost of shares redeemed	(262,320,669)	(480,583,918)
Net increase (decrease) in net assets from Fund share transactions	(148,533,844)	(274,179,791)
Increase (decrease) in net assets	(94,891,189)	(66,180,222)
Net assets at beginning of period	2,069,237,089	2,135,417,311
Net assets at end of period (including undistributed net investment income of $1,760,268 and $3,413,343, respectively)	$ 1,974,345,900	$ 2,069,237,089

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.44	$ 7.62	$ 8.80	$ 11.34	$ 11.35	$ 10.54
Income (loss) from investment operations:
Net investment income (loss)[c]	.06	.13	.17	.24	.26	.30
Net realized and unrealized gain (loss) on investment transactions	.23	.83	(1.15)	(1.69)	.47	1.50
Total from investment operations	.29	.96	(.98)	(1.45)	.73	1.80
Less distributions from: Net investment income	(.08)	(.14)	(.20)	(.24)	(.28)	(.31)
Net realized gains on investment transactions	-	-	-	(.85)	(.46)	(.68)
Total distributions	(.08)	(.14)	(.20)	(1.09)	(.74)	(.99)
Net asset value, end of period	$ 8.65	$ 8.44	$ 7.62	$ 8.80	$ 11.34	$ 11.35
Total Return (%)[d]	3.39**	12.69	(11.32)	(13.50)	6.52	17.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,706	1,764	1,774	2,328	2,862	2,885
Ratio of expenses before expense reductions (%)	1.02*	1.06	1.00	1.01[e]	1.02	1.02
Ratio of expenses after expense reductions (%)	1.02*	1.06	1.00	.99[e]	1.01	1.02
Ratio of net investment income (loss) (%)	1.56*	1.64	2.01	2.48	2.29	2.71
Portfolio turnover rate (%)	99*	108	130	105	95	64
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.20% to 2.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .99%, respectively.
* Annualized ** Not annualized

Class B
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.44	$ 7.62	$ 8.79	$ 11.34	$ 11.34	$ 10.52
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.06	.09	.14	.16	.19
Net realized and unrealized gain (loss) on investment transactions	.22	.82	(1.14)	(1.69)	.46	1.50
Total from investment operations	.24	.88	(1.05)	(1.55)	.62	1.69
Less distributions from: Net investment income	(.03)	(.06)	(.12)	(.15)	(.16)	(.19)
Net realized gains on investment transactions	-	-	-	(.85)	(.46)	(.68)
Total distributions	(.03)	(.06)	(.12)	(1.00)	(.62)	(.87)
Net asset value, end of period	$ 8.65	$ 8.44	$ 7.62	$ 8.79	$ 11.34	$ 11.34
Total Return (%)[d]	2.90**	11.67	(12.09)	(14.38)	5.58	16.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	214	248	298	464	556	744
Ratio of expenses before expense reductions (%)	1.97*	1.97	1.89	1.99[e]	1.91	2.03
Ratio of expenses after expense reductions (%)	1.97*	1.97	1.89	1.99[e]	1.90	2.03
Ratio of net investment income (loss) (%)	.61*	.73	1.11	1.48	1.40	1.70
Portfolio turnover rate (%)	99*	108	130	105	95	64
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.31% to 1.11%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.95% and 1.95%, respectively.
* Annualized ** Not annualized

Class C
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.42	$ 7.60	$ 8.78	$ 11.31	$ 11.32	$ 10.54
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.06	.10	.15	.16	.20
Net realized and unrealized gain (loss) on investment transactions	.23	.83	(1.15)	(1.67)	.47	1.48
Total from investment operations	.25	.89	(1.05)	(1.52)	.63	1.68
Less distributions from: Net investment income	(.04)	(.07)	(.13)	(.16)	(.18)	(.22)
Net realized gains on investment transactions	-	-	-	(.85)	(.46)	(.68)
Total distributions	(.04)	(.07)	(.13)	(1.01)	(.64)	(.90)
Net asset value, end of period	$ 8.63	$ 8.42	$ 7.60	$ 8.78	$ 11.31	$ 11.32
Total Return (%)[d]	2.93**	11.81	(12.13)	(14.18)	5.63	16.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	57	57	72	61	43
Ratio of expenses before expense reductions (%)	1.89*	1.93	1.80	1.89[e]	1.87	1.89
Ratio of expenses after expense reductions (%)	1.89*	1.93	1.80	1.87[e]	1.86	1.89
Ratio of net investment income (loss) (%)	.69*	.77	1.21	1.59	1.44	1.84
Portfolio turnover rate (%)	99*	108	130	105	95	64
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.40% to 1.21%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.87% and 1.87%, respectively.
* Annualized ** Not annualized

Class I
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.45	$ 7.63	$ 8.82	$ 11.36	$ 11.38	$ 10.54
Income (loss) from investment operations: Net investment income (loss)[c]	.08	.16	.20	.27	.29	.34
Net realized and unrealized gain (loss) on investment transactions	.23	.83	(1.16)	(1.69)	.47	1.53
Total from investment operations	.31	.99	(.96)	(1.42)	.76	1.87
Less distributions from: Net investment income	(.09)	(.17)	(.23)	(.27)	(.32)	(.35)
Net realized gains on investment transactions	-	-	-	(.85)	(.46)	(.68)
Total distributions	(.09)	(.17)	(.23)	(1.12)	(.78)	(1.03)
Net asset value, end of period	$ 8.67	$ 8.45	$ 7.63	$ 8.82	$ 11.36	$ 11.38
Total Return (%)	3.67**	13.09	(11.09)	(13.14)	6.80	18.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.28	.41	6	9	11	10
Ratio of expenses before expense reductions (%)	.70*	.67	.64	.66[d]	.63	.67
Ratio of expenses after expense reductions (%)	.70*	.67	.64	.65[d]	.62	.67
Ratio of net investment income (loss) (%)	1.88*	2.03	2.37	2.82	2.68	3.06
Portfolio turnover rate (%)	99*	108	130	105	95	64
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.56% to 2.37%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .64% and .64%, respectively.
* Annualized ** Not annualized

Class R
	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.44	$ 8.33
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.20
Net realized and unrealized gain (loss) on investment transactions	.22	(.09)
Total from investment operations	.28	.11
Less distributions from: Net investment income	(.06)	-
Total distributions	(.06)	-
Net asset value, end of period	$ 8.66	$ 8.44
Total Return (%)	2.98**	1.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.44	.01
Ratio of expenses	1.11*	1.33*
Ratio of net investment income (loss) (%)	1.47*	1.37*
Portfolio turnover rate (%)	99*	108*
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Total Return Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are offered to investors without an initial sales charge or contingent deferred sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $293,032,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,718,000), October 31, 2009 ($115,044,000), October 31, 2010 ($19,493,000), and October 31, 2011 ($156,777,000) the respective expiration dates, which may be subject to certain limitations under section 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. These differences primarily relate to securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $811,554,107 and $934,577,784, respectively. Purchases and sales of US Treasury securities aggregated $863,883,787 and $987,091,507, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.84%, 0.97%, 0.945%, 0.685% and 1.34% of average daily net assets for Class A, B, C, I and R shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended April 30, 2004, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$ 1,516,392	$ -	$ 1,033,528
Class B	469,405	537	334,468
Class C	92,305	-	63,595
Class I	273	37	38
Class R	18	-	21
	$ 2,078,393	$ 574	$ 1,431,650

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 884,421	$ 141,303
Class C	213,672	35,469
Class R	305	51
	$ 1,098,398	$ 176,823

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 2,441,655	$ 379,738	.26%*
Class B	289,206	48,663.24%
Class C	66,809	9,660.23%
Class R	301	89.25%
	$ 2,797,971	$ 438,150

* Included in this period's expense is a one time adjustment for prior period.

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004 aggregated $60,155 and $169, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $306,084 and $1,935, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, SDI received $1,012.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2004, the custodian fee was reduced by $104 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,246,872	$ 71,733,115	15,856,716	$ 124,447,235
Class B	2,338,932	20,352,431	4,959,658	39,028,208
Class C	671,917	5,816,344	1,546,325	12,153,000
Class I	1,982	16,845	53,303	407,612
Class R	57,530	503,758	1,200*	10,000*
		$ 98,422,493		$ 176,046,055
Shares issued to shareholders in reinvestment of distributions
Class A	1,658,874	$ 14,268,156	3,541,994	$ 27,764,988
Class B	102,379	881,117	267,733	2,080,844
Class C	24,336	208,991	56,952	442,827
Class I	521	4,488	9,146	69,413
Class R	183	1,580	-	-
		$ 15,364,332		$ 30,358,072
Shares redeemed
Class A	(21,772,049)	$ (189,582,767)	(43,354,778)	$ (339,271,204)
Class B	(7,159,515)	(62,250,343)	(14,992,524)	(117,156,316)
Class C	(1,179,855)	(10,256,159)	(2,359,977)	(18,401,255)
Class I	(18,622)	(163,679)	(762,375)	(5,755,143)
Class R	(7,700)	(67,721)	-	-
		$ (262,320,669)		$ (480,583,918)
Net increase (decrease)
Class A	(11,866,303)	$ (103,581,496)	(23,956,068)	$ (187,058,981)
Class B	(4,718,204)	(41,016,795)	(9,765,133)	(76,047,264)
Class C	(483,602)	(4,230,824)	(756,700)	(5,805,428)
Class I	(16,119)	(142,346)	(699,926)	(5,278,118)
Class R	50,013	437,617	1,200*	10,000*
		$ (148,533,844)		$ (274,179,791)

* For the period October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KTRAX	KTRBX	KTRCX
CUSIP Number	81123H-104	81123H-203	81123H-302
Fund Number	002	202	302

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KTRRX
CUSIP Number	81123H-500
Fund Number	1513

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Total Return Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Total Return Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ------------------------------------